UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (October 23, 2006): October 24, 2006
SUNOCO LOGISTICS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

1735 Market Street, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)
866-248-4344
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release dated October 23, 2006
Slide presentation given October 24, 2006 during investor teleconference

Item 2.02. Results of Operations and Financial Condition.
The press release announcing the financial results for Sunoco Logistics Partners L.P.’s (the “Partnership”) 2006 third quarter is attached as Exhibit 99.1 and is incorporated herein by reference.
The information in this report, being furnished pursuant to Item 2.02 and 7.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
On October 23, 2006, the Partnership issued a press release announcing its financial results for the third quarter 2006. Additional information concerning the Partnership’s third quarter earnings was presented to investors in a teleconference call October 24, 2006. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibit
99.1	Press release dated October 23, 2006.

99.2	Slide presentation given October 24, 2006 during investor teleconference.
Forward-Looking Statement
Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

	By:	Sunoco Partners LLC, its General Partner
(Registrant)

Date October 24, 2006

/s/ Deborah M. Fretz

Deborah M. Fretz
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit

Exhibit 99.1	Press Release dated October 23, 2006

Exhibit 99.2	Slide presentation given October 24, 2006 during investor teleconference.

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